UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 22, 2004
                Date of Report (Date of Earliest Event Reported)

                           IOWA FIRST BANCSHARES CORP.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


  IOWA                                   2-89283                 42-1211285
--------------------------------------------------------------------------------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S Employer
 Incorporation or Organization)                              Identification No.)


                             300 EAST SECOND STREET
                              MUSCATINE, IOWA 52761
                              ---------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (563) 263-4221

                                 NOT APPLICABLE
                                 --------------
              (Former Name, Former Address, and Former Fiscal Year,
                         if Changed Since Last Report)


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Item 7.           Financial Statements and Exhibits

The following exhibit is filed as part of this Report:

Exhibit No.                                           Description
-----------                                           -----------
99.1                                         News Release dated July 22, 2004

Item 9.           Regulation FD Disclosure

On July 22, 2004, Iowa First Bancshares Corp. issued a News Release announcing its earnings for the quarter and first six months ended June 30, 2004. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Iowa First Bancshares Corp. issued a News Release announcing its earnings for the quarter and first six months ended June 30, 2004. A copy of the News Release is attached hereto as Exhibit 99.1.

                                  EXHIBIT INDEX




Exhibit No.                                            Description
-----------                                            -----------
  99.1                                        News Release dated July 22, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     IOWA FIRST BANCSHARES CORP.


Date:   July 22, 2004                             By:  /s/  Kim K. Bartling
                                                       -------------------------
                                                Name:  Kim K. Bartling
                                               Title:  Executive Vice President,
                                                       Chief Operating Officer &
                                                       Treasurer